UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 27, 2017

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-12422 (Commission File Number)	35-1562245 (IRS Employer Identification No.)

2105 N. State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (812) 663-6734

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2016 Short Term Incentive Plan Awards

On February 27, 2017, the Executive Compensation Committee (the “Committee”) of the Board of Directors of MainSource Financial Group, Inc. (the “Company”) awarded bonuses to certain named executive officers pursuant to the Company’s Short Term Incentive Plan (“STIP”) for services performed during 2016.

Pursuant to the STIP, each of the executives is eligible to receive cash payouts when the Company’s actual performance as compared to its annual budget and annual goals exceeds certain thresholds, established annually by the Committee.

The STIP payout begins once the Company’s actual performance (“Actual Performance”) exceeds the pre-established threshold (thus, no payout occurs if the Actual Performance is equal to or below the threshold).  Each executive’s target payout is achieved once the Actual Performance equals the target level, and the maximum payout is achieved once the Actual Performance equals the superior level, each of which was set by the Committee.

Performance	Payout
Threshold	0%
Target	100%
Superior	150%

For Actual Performance at levels in between the Threshold and 150% of the target, the payout percentage is interpolated.  For example Actual Performance equal to 60% of the target equates to a payout of 60% of the Target.  Each named executive officer’s target payout level is equal to a percentage of his or her base salary, as set forth below:

Name and Title	Target Payout
Archie M. Brown, Jr.	50% of base salary
President and Chief Executive Officer
James M. Anderson	40% of base salary
Chief Financial Officer
Daryl R. Tressler	40% of base salary
Chief Banking Officer and President,
MainSource Bank
William J. Goodwin	40% of base salary
Chief Credit Officer
Chris M. Harrison	30% of base salary
Chief Consumer Banking Officer

The Committee established the following performance measures and performance goals, and determined that the Company achieved the following performance for the fiscal year ended December 31, 2016:

		Performance Goals			Actual 2016 Performance
		Threshold	Target	Superior
Measure	Weight	0%	100%	150%	Metric	Score
EPS (operating)	30%	$1.62	$1.80	$1.98	$1.86	35%
ROA (operating)	30%	1.04%	1.15%	1.26%	1.15%	30%
NPA/Assets	30%	1.00%	0.75%	0.50%	0.57%	41%
Loan Growth	10%	20.0%	24.0%	28.0%	23.2%	8%
						114%

Based upon the foregoing, the Committee determined that the incentive compensation to be paid to the Company’s Chief Executive Officer, Chief Financial Officer and the other “Named Executive Officers” under the STIP for services performed from January 1, 2016, to December 31, 2016 is as follows:

Name and Title	Total STIP Award for 2016 (paid in 2017 and 2018)
Archie M. Brown, Jr.	$304,950
President and Chief Executive Officer
James M. Anderson	$127,680
Chief Financial Officer
Daryl R. Tressler*	$80,256
Chief Banking Officer and President,
MainSource Bank
William J. Goodwin	$113,088
Chief Credit Officer
Chris M. Harrison	$118,560
Chief Consumer Banking Officer

*Mr. Tressler retired from the Company on December 31, 2016.  Pursuant to his Retirement and Settlement Agreement, he will be paid the current portion of any STIP incentive compensation awarded by the Committee and will forfeit the deferred portion.  This chart reflects only the current portion of the award.

The STIP includes a mandatory deferral feature, by which two-thirds of the STIP incentive compensation is paid in the year it is awarded, and one-third is paid on the first anniversary of the initial payment, provided the employee remains employed by the Company on such date.  STIP awards are also subject to claw-back to the extent required by federal laws or regulations, including those required under Sarbanes-Oxley and Dodd-Frank.

2016 Long-Term Incentive Plan Awards

Additionally, at its meeting on February 27, 2017, the Committee granted Restricted Stock and Performance Share Units to certain named executive officers pursuant to the Company’s long term incentive program (“LTI Program”).

The LTI Program contemplates the payment of compensation in a combination of Restricted Stock (50%) and Performance Share Units (50%).  Each named executive officer’s target payout level is equal to a percentage of his or her base salary, as set forth below:

Name and Title	2015 Target Payout
Archie M. Brown, Jr.	50% of base salary
President and Chief Executive Officer
James M. Anderson	40% of base salary
Chief Financial Officer
William J. Goodwin	30% of base salary
Chief Credit Officer
Chris M. Harrison	30% of base salary
Chief Consumer Banking Officer

The Restricted Stock is awarded each year equal to one-half of the target payout, and vests on the third anniversary of the date of the award provided the employee remains employed on the vesting date (unless he or she died or became disabled).  Each restricted stock award is evidenced by an award agreement between the executive and the Company which includes the following terms:

•                  the grantee will become vested in 100% of the award on the third anniversary of the grant date; and

•                  the Committee will have the right, in its sole discretion, to cancel 60% of the award during the first year following the grant date, 40% of the award during the second year following the grant date, and 20% of the award during the third year following the grant date, if it determines that the Company suffered a material negative impact in one of those years as a result of a decision or event that occurred during the year in which the restricted stock was earned.

The Performance Share Units are granted each year equal to one-half of the target payout. Each year is the beginning of a new three-year performance period. At that time, the Committee establishes performance measures, goals and payout calibration for the Performance Share Units. Then, at the end of each three-year performance period, the Committee will certify the results of the performance measures and goals and will pay the earned awards out in shares of Company common stock. Dividends earned during each three-year performance period are accrued and paid at the end of the performance period, based upon the final number of shares earned.

The performance measures and goals are based on financial and shareholder measures, and are evaluated relative to internal goals and the performance of the Company’s peers. Once the performance measures and goals are established, the Committee establishes threshold, target and superior levels of performance. The LTI Program payout of shares begins once the Company achieves the pre-established threshold (thus, no payout will occur if the performance is equal to or below the threshold). Each executive’s target payout is achieved once the performance equals the target level, and the maximum payout is achieved once the performance equals the superior level (with interpolation between discrete points).

Performance	Payout
Threshold	0%
Target	100%
Superior	150%

The Committee has the authority to change the performance measures, goals and targets each year at the beginning of each three-year performance period.

The grant of Performance Share Units by the Committee is evidenced by an award agreement between the executive and the Company which provides that each executive will receive shares of Company stock when the Company’s actual performance as compared to its peers and long-term goals exceeds certain thresholds, determined as of the end of each three-year period, provided the executive remains employed by the Company on such date.

The Committee determined the LTIP grants to the Company’s Chief Executive Officer, Chief Financial Officer and the other “Named Executive Officers” for the three year period beginning January 1, 2017 and ending December 31, 2019, are as follows:

Name and Title	Restricted Stock Allocation	Shares of Restricted Stock (1)	Performance Share Unit Allocation	Performance Share Units (1)
Archie M. Brown, Jr.	$133,750	3,817	$133,750	3,817
President and Chief Executive Officer

James M. Anderson	$56,000	1,598	$56,000	1,598
Chief Financial Officer

Chris M. Harrison	$39,000	1,113	$39,000	1,113
Chief Consumer Banking Officer

(1) Based upon a share price of $35.04, which was the closing price of the Company’s common stock on February 27, 2017, the date of grant.

2017 Short Term Incentive Plan.

The Committee also determined the following performance measures for the STIP applicable to the executives’ performance in 2017:

Performance Measure	Weight
Earnings per Share	30%
Return on Assets	30%
Non-performing Assets/Total Assets	30%
Loan Growth	10%

The STIP payout will begin once the Company’s performance for each measure (the “Actual Performance”) exceeds the pre-established Threshold for the applicable measure (thus, no payout will occur if the Actual Performance for all measures is equal to or below the Threshold).  Each executive’s target payout is achieved once the Actual Performance equals the Target level, and the maximum payout is achieved once the Actual Performance equals the Superior level, each of which are set by the Committee based on the Company’s annual budget.

Performance	Payout
Threshold	0%
Target	100%
Superior	150%

For Actual Performance at levels in between the Threshold and 150% of the Target, the payout percentage is interpolated.  For example Actual Performance equal to 60% of the Target equates to a payout of 60% of the Target.  Each Named Executive Officer’s target payout level is equal to a percentage of his base salary, as set forth below:

Name and Title	Target Payout
Archie M. Brown, Jr.	50% of base salary
James M. Anderson	40% of base salary
William J. Goodwin	40% of base salary
Chris M. Harrison	40% of base salary

STIP awards are also subject to claw-back to the extent required by federal laws or regulations.  A complete description of the STIP is set forth in the Company’s Proxy Statement for the 2016 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 23, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 6, 2017

MAINSOURCE FINANCIAL GROUP, INC.

By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer